UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 25, 2001
                                                          --------------


                             Klever Marketing, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



           Delaware                        000-18730            363688583
      ------------------                   ---------            ---------
(State or other jurisdiction of         (Commission File      (IRS Employer
       incorporation)                       Number)         Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

     On April 25, 2001, Klever Marketing, Inc. issued a press release announcing the Company's plan to seek a private infusion of capital from qualified accredited investors to fund ongoing operations and the commercialization of its flagship Klever-Kart(R) product.

Item 7. Financial Statements and Exhibits. The following exhibit is filed as part of this report:

         (a)      Financial Statements.  Not Applicable.
                  --------------------

         (b)      Pro Forma Financial Information.  Not Applicable
                  -------------------------------

         (c)      Exhibits.
                  --------

99.1     Press release issued by Klever Marketing, Inc. dated April 25, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        Klever Marketing, Inc.


Date: April 25, 2001                    By:  /s/ Corey A. Hamilton
                                             --------------------------
                                             Corey A. Hamilton, President/CEO


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


Exhibit 99.1

BW0062  APR 25,2001       4:33 PACIFIC      07:33 EASTERN

( BW)(UT-KLEVER-MARKETING-1)(KLMK) Klever Marketing to Seek Private Capital Infusion

    Business Editors

    SALT LAKE CITY--(BUSINESS WIRE)--April 25, 2001--Klever Marketing(TM) Inc. (OTC BB: KLMK) Wednesday announced that it intends to seek a private infusion of capital from qualified accredited investors to fund ongoing operations and the commercialization of its flagship Klever-Kart(R) product.
    The securities will not be registered under the Federal Securities Act of 1933, as amended ("Securities Act"), or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
    Any securities privately placed by the company in this offering will be Class A Preferred Stock carrying substantially the same terms as the outstanding Class A Series 1, 2, 3 Convertible Preferred Stock, subject to pricing differences. The company is seeking a private placement in the range of between $7.5 million and $15 million.
    No portion of the private placement is expected to be offered by existing security holders. The company has retained an NASD-member investment-banking firm as its financial advisor to assist in the raising of the additional equity capital.

    This announcement does not constitute an offer to sell, or a solicitation of an offer to buy any securities, nor is it intended as any form of solicitation or advertising. An offer can be made only pursuant to a confidential private placement memorandum of the company to a limited class of qualified investors in accordance with applicable federal and state securities laws.
    There can be no assurance that the company's efforts to arrange a private placement will be successful or, if successful, would result in the amount of net proceeds sought by the company.

    The statements made in this release that are not historical facts contain forward-looking information that involves risks and uncertainties.
    Important factors that may cause actual results to differ include, but are not limited to, the impact of competitive products and services, the company's ability to manage growth and acquisitions of technology or businesses, the condition of capital markets, the effect of economic and business conditions and other risks detailed from time to time in the company's filings with the Securities and Exchange Commission.
    The company is filing a copy of this notice under cover of a Form 8-K report under the Securities Exchange Act of 1934, as amended, in accordance with rule 135c under the Securities Act.

               --30--cmm/ix*

               CONTACT: Klever Marketing, Salt Lake City
                        Corey A. Hamilton, 801/322-1221 ext. 151
                        coreyh@kleverkart.com
                        StacyAnn Hoerner, 801/322-1221 ext. 113 (Investors) stacyannr@kleverkart.com

               KEYWORD: UTAH
               INDUSTRY KEYWORD: ADVERTISING/MARKETING CONSUMER/HOUSEHOLD RETAIL SUPERMARKETS




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